UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

Commission File Number 001-39223

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2600 South Shore Blvd., Suite 300, League City, Texas 77573

(Address of principal executive offices)

682-708-8250

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GRIL	The Nasdaq Stock Market

Item 1.01	Entry into a Material Definitive Agreement

On March 21, 2021, Superfit Foods LLC, a Nevada limited liability company (“Superfit Subsidiary”) and a wholly owned subsidiary of Muscle Maker, Inc., a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Superfit Foods, LLC, a Florida limited liability company (the “Seller”) and Jared Graybeal (the “Guarantor”), pursuant to which Superfit Subsidiary purchased from the Seller certain operating materials and intellectual property used in the ongoing operation of the prepared health food meal sales, delivery, catering, and subscription business known as “Superfit Foods” (the “Assets”). As full and complete payment for the Assets, the Company issued to the Guarantor 268,240 shares of common stock of the Company and paid $500,000 to the Seller. In addition, assuming certain post-closing conditions are satisfied, the Company will issue to the Seller an additional $25,000 in shares of common stock within sixty days of closing. In exchange for valid consideration of the purchase price paid to Seller, Guarantor covenants and agrees not to consult, sponsor, or provide any services in any manner or capacity to a direct competitor of Superfit Subsidiary for a period of three years from the closing date.

The Asset Purchase Agreement contains customary representations and warranties from the Seller and Superfit Subsidiary. Each of the parties are entitled to indemnification for breaches by the other party of its representations and warranties.

As the acquisition is not significant pursuant to Rule 1-02(w) of Regulation S-X, financial statements of the acquired business are not required to be filed.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement between Superfit Foods LLC, Superfit Foods LLC and Jared Graybeal*

99.1	Press Release

* The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

		By:	/s/ Michael Roper
		Name:	Michael Roper
		Title:	Chief Executive Officer

Date:	March 30, 2021
League City, Texas